UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004 (July 21, 2004)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)

2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)

75201
(Zip Code)

214-932-6600
(Registrant’s telephone number,
including area code)

N/A
(Former address of principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

99.1	Press Release dated July 21, 2004 of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended June 30, 2004

Item 12. Results of Operations and Financial Condition.

     On July 21, 2004, Texas Capital Bancshares, Inc. issued a press release announcing its operating and financial results for its fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information in this report (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

     The information in this report contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. Such statements are based upon current expectations that involve risks and uncertainties that may be outside of our control. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions are intended to identify forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Julie Anderson
Julie Anderson
Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 21, 2004 of Texas Capital Bancshares, Inc., announcing its operating and financial results for its fiscal quarter ended June 30, 2004